JPMorgan Large Cap Value Fund Investment Strategy - R2 R3 R4 R5 R6 Shares [Member] - JPMorgan Large Cap Value Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	What are the Fund’s main investment strategies?
Strategy Narrative [Text Block]	Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large value companies, including common stocks, and debt and preferred securities which are convertible to common stock.Large companies are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. As of September 30, 2026, the market capitalizations of the companies in the index ranged from approximately $1.76 billion to $4.81 trillion. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, attractively valued when purchased and which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: ●catalysts that could trigger a rise in a stock’s price ●high potential reward compared to potential risk ●temporary mispricings caused by market overreactionsThe Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.